EXHIBIT 99.2





                             AMERICAN SKIING COMPANY


                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS


         In connection with the Quarterly Report of American Skiing Company (the "Company") on Form 10-Q for the period ended April 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Helen
E. Wallace, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  June 11, 2003

                                             By:   /s/ Helen E. Wallace
                                             --------------------------------
                                             Helen E. Wallace
                                             Senior Vice President, Chief
                                             Financial Officer
                                             (Principal Financial Officer)